Exhibit 99.1

Contact:	Gary Thompson – Media	Jonathan Halkyard – Investors
	Harrah’s Entertainment, Inc.	Harrah’s Entertainment, Inc.
	(702) 407-6529	(702) 407-6080

Harrah’s Entertainment Reports Revised Financial Information for Harrah’s Operating Company

LAS VEGAS – August 11, 2008 – Harrah’s Entertainment, Inc. today reported revised 2008 first and second quarter and first half revenues and operating expenses for Harrah’s Operating Company, Inc., (HOC), a wholly owned subsidiary of the company. A substantial portion of the debt of Harrah’s Entertainment’s consolidated group is issued by HOC. Therefore, the company provides information pertaining solely to the results of operations of HOC in its quarterly earnings releases.

The previously reported results for HOC included eliminations of intercompany revenues and operating expenses in HOC’s other group that related to other subsidiaries of Harrah’s Entertainment. The effect of the inclusion of these eliminations in HOC’s other group was to understate the group’s and HOC’s reported revenues and operating expenses. The revised results correct the revenues and operating expenses to exclude these eliminations. The impact of the revisions on revenues and operating expenses offset, and previously reported income from operations, net income and EBITDA are not affected by these revisions.

The reported results of Harrah’s Entertainment, and the prior year results of HOC, are unaffected by these revisions.

Included with this release are updated tables reflecting the revised results of HOC for the affected periods. Amounts revised from previously reported results are in italics in the tables.

Harrah’s Entertainment, Inc. is the world’s largest provider of branded casino entertainment. Since its beginning in Reno, Nevada, more than 70 years ago, Harrah’s has grown through development of new properties, expansions and acquisitions, and now operates casinos on four continents. The company’s properties operate primarily under the Harrah’s®, Caesars® and Horseshoe® brand names; Harrah’s also owns the London Clubs International family of casinos and the World Series of Poker®. Harrah’s Entertainment is focused on building loyalty and value with its customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. For more information, please visit www.harrahs.com.

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcomes of contingencies and future financial results of Harrah’s. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Harrah’s may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein): the outcome of any legal proceedings that have been, or will be, instituted against the company related to the acquisition of the company by affiliates of TPG Capital and Apollo Management; the impact of the company’s significant indebtedness; the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular; construction factors, including delays, increased costs for labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; the effects of environmental and structural building conditions relating to our properties; access to available and reasonable financing on a timely basis; the ability to timely and cost-effectively integrate acquisition into our operations; changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies; litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation; the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales or hotel sales; our ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents or natural disasters; abnormal gaming holds; the potential difficulties in employee retention as a result of the sale of the company to affiliates of TPG Capital and Apollo Management; and the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Harrah’s disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

-More-

HARRAH’S OPERATING COMPANY

Overall
	Successor	Predecessor	Percent Increase/ (Decrease)
	Second Quarter
(In millions)	2008	2007
Total revenues	$1,949.0	$2,023.0	(3.7)%
Property EBITDA	436.7	526.6	(17.1)%
Adjusted EBITDA (1)	424.2	534.2	(20.6)%

	Successor Jan. 28, 2008 through June 30, 2008	Predecessor Jan. 1, 2008 Through Jan. 27, 2008
			Combined	Predecessor	Percent Increase/ (Decrease)
			Six Months Ended June 30,
(In millions)			2008	2007
Total revenues	$3,339.4	$577.5	$3,916.9	$4,010.7	(2.3)%
Property EBITDA	779.9	109.6	889.5	1,012.9	(12.2)%
Adjusted EBITDA (1)	725.5	143.0	868.5	1,020.5	(14.9)%

	Successor Jan. 28, 2008 through Mar. 31, 2008	Predecessor Jan. 1, 2008 Through Jan. 27, 2008
			Combined	Predecessor	Percent Increase/ (Decrease)
			Three Months Ended Mar. 31,
(In millions)			2008	2007
Total revenues	$1,382.9	$572.2	$1,955.1	$1,975.9	(1.1)%
Property EBITDA	340.8	107.7	448.5	482.3	(7.0)%
Adjusted EBITDA (1)	303.2	141.1	444.3	486.3	(8.6)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	January 28, 2008 Through March 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$260.5	$320.4	$274.5	$143.0	$208.1	$75.7	$100.7	$1,382.9
Property operating expenses	(183.6)	(246.3)	(207.6)	(102.3)	(171.6)	(62.0)	(68.7)	(1,042.1)

Property EBITDA	76.9	74.1	66.9	40.7	36.5	13.7	32.0	340.8
Depreciation and amortization	(14.8)	(25.1)	(15.0)	(9.7)	(8.4)	(5.0)	(15.4)	(93.4)

Operating profit	62.1	49.0	51.9	31.0	28.1	8.7	16.6	247.4
Amortization of intangible assets	(5.6)	(2.5)	(4.6)	(0.2)	(0.4)	(0.5)	(6.9)	(20.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.7	0.7
Project opening costs and other items	—	(1.5)	185.3	(0.1)	(0.5)	—	(18.1)	165.1
Corporate expense	—	—	—	—	—	—	(41.5)	(41.5)
Merger and integration costs	—	—	—	—	—	—	(17.0)	(17.0)

Income/(loss) from operations*	$56.5	$45.0	$232.6	$30.7	$27.2	$8.2	$(66.2)	$334.0

	Combined
	Three Months Ended March 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$379.0	$446.2	$380.6	$198.8	$293.6	$102.5	$154.4	$1,955.1
Property operating expenses	(264.0)	(350.2)	(295.1)	(145.1)	(243.5)	(87.6)	(121.1)	(1,506.6)

Property EBITDA	115.0	96.0	85.5	53.7	50.1	14.9	33.3	448.5
Depreciation and amortization	(22.2)	(37.0)	(23.6)	(14.8)	(12.7)	(8.0)	(22.3)	(140.6)

Operating profit	92.8	59.0	61.9	38.9	37.4	6.9	11.0	307.9
Amortization of intangible assets	(6.6)	(4.4)	(5.1)	(0.4)	(1.0)	(0.6)	(8.1)	(26.2)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.2	1.2
Project opening costs and other items	—	(1.6)	185.9	(0.1)	(0.5)	—	(19.5)	164.2
Corporate expense	—	—	—	—	—	—	(15.3)	(15.3)
Merger and integration costs	—	—	—	—	—	—	(142.6)	(142.6)

Income/(loss) from operations*	$86.2	$53.0	$242.7	$38.4	$35.9	$6.3	$(173.3)	$289.2

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Second Quarter Ended June 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$380.9	$460.4	$368.2	$196.3	$294.5	$96.6	$152.1	$1,949.0
Property operating expenses	(266.0)	(365.4)	(291.0)	(142.5)	(234.6)	(84.1)	(128.7)	(1,512.3)

Property EBITDA	114.9	95.0	77.2	53.8	59.9	12.5	23.4	436.7
Depreciation and amortization	(21.3)	(39.3)	(22.5)	(13.6)	(13.1)	(7.0)	(15.6)	(132.4)

Operating profit	93.6	55.7	54.7	40.2	46.8	5.5	7.8	304.3
Amortization of intangible assets	(7.7)	(3.0)	(6.1)	0.2	(0.2)	(0.6)	(14.8)	(32.2)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	(2.1)	(1.4)	(2.5)	(0.1)	(3.9)	—	(27.9)	(37.9)
Corporate expense	—	—	—	—	—	—	(28.8)	(28.8)
Merger and integration costs	—	—	—	—	—	—	(5.1)	(5.1)

Income/(loss) from operations*	$83.8	$51.3	$46.1	$40.3	$42.7	$4.9	$(68.3)	$200.8

	Successor
	January 28, 2008 Through June 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$641.4	$780.9	$642.6	$339.3	$502.6	$172.3	$260.3	$3,339.4
Property operating expenses	(449.4)	(611.8)	(498.5)	(244.8)	(406.2)	(146.1)	(202.7)	(2,559.5)

Property EBITDA	192.0	169.1	144.1	94.5	96.4	26.2	57.6	779.9
Depreciation and amortization	(36.2)	(64.4)	(37.4)	(23.3)	(21.5)	(12.1)	(31.4)	(226.3)

Operating profit	155.8	104.7	106.7	71.2	74.9	14.1	26.2	553.6
Amortization of intangible assets	(13.4)	(5.5)	(10.7)	—	(0.7)	(1.0)	(21.6)	(52.9)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.3	1.3
Project opening costs and other items	(2.1)	(2.8)	182.8	(0.2)	(4.4)	—	(46.1)	127.2
Corporate expense	—	—	—	—	—	—	(70.3)	(70.3)
Merger and integration costs	—	—	—	—	—	—	(22.1)	(22.1)

Income/(loss) from operations*	$140.3	$96.4	$278.8	$71.0	$69.8	$13.1	$(132.6)	$536.8

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Combined
	Six Months Ended June 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$759.9	$906.7	$748.7	$395.1	$588.1	$199.1	$319.3	$3,916.9
Property operating expenses	(529.8)	(715.7)	(586.0)	(287.6)	(478.1)	(171.7)	(258.5)	(3,027.4)

Property EBITDA	230.1	191.0	162.7	107.5	110.0	27.4	60.8	889.5
Depreciation and amortization	(43.6)	(76.3)	(46.0)	(28.4)	(25.8)	(15.1)	(38.6)	(273.8)

Operating profit	186.5	114.7	116.7	79.1	84.2	12.3	22.2	615.7
Amortization of intangible assets	(14.4)	(7.4)	(11.2)	(0.2)	(1.3)	(1.1)	(22.8)	(58.4)
Income on interests in nonconsolidated affiliates	—	—	—	—	—	—	1.8	1.8
Project opening costs and other Items	(2.1)	(2.9)	183.4	(0.2)	(4.4)	—	(47.5)	126.3
Corporate expense	—	—	—	—	—	—	(44.1)	(44.1)
Merger and integration costs	—	—	—	—	—	—	(147.7)	(147.7)

Income/(loss) from operations*	$170.0	$104.4	$288.9	$78.7	$78.5	$11.2	$(238.1)	$493.6

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

Harrah’s Operating Company, Inc. (Successor)

Unaudited Condensed Pro Forma Combined Statement of Operations

For the Three Months Ended

June 30, 2008

(In millions)	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	HOC (3)
Revenues
Casino	$2,057.5	$(429.3)	$1,628.2
Food and beverage	431.3	(161.2)	270.1
Rooms	335.9	(142.7)	193.2
Management fees	17.1	—	17.1
Other	168.7	(33.1)	135.6
Less: casino promotional allowances	(408.4)	113.2	(295.2)

Net revenues	2,602.1	(653.1)	1,949.0

Operating expenses
Direct
Casino	1,131.0	(202.0)	929.0
Food and beverage	183.7	(78.4)	105.3
Rooms	64.1	(28.0)	36.1
Property general, administrative and other	577.3	(135.4)	441.9
Depreciation and amortization	176.2	(43.8)	132.4
Write-downs, reserves and recoveries	50.1	(18.9)	31.2
Project opening costs	7.2	(0.5)	6.7
Corporate expense	36.6	(7.8)	28.8
Merger and integration costs	5.1	—	5.1
Income on interests in nonconsolidated affiliates	(0.5)	—	(0.5)
Amortization of intangible assets	48.2	(16.0)	32.2

Total operating expenses	2,279.0	(530.8)	1,748.2

Income from operations	323.1	(122.3)	200.8
Interest expense, net of interest capitalized	(468.0)	73.1	(394.9)
Other income, including interest income	3.8	4.1	7.9

(Loss)/income before income taxes and minority interests	(141.1)	(45.1)	(186.2)
Benefit/(provision) for income taxes	43.5	21.5	65.0
Minority interests	(0.4)	1.8	1.4

(Loss)/income from continuing operations	$(98.0)	$(21.8)	$(119.8)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the financial information of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Successor)

For the Period from January 28, 2008

Through June 30, 2008

(In millions)	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	HOC (3)
Revenues
Casino	$3,523.1	$(727.9)	$2,795.2
Food and beverage	732.6	(274.0)	458.6
Rooms	577.5	(246.6)	330.9
Management fees	29.2	—	29.2
Other	280.5	(50.7)	229.8
Less: casino promotional allowances	(700.3)	196.0	(504.3)

Net revenues	4,442.6	(1,103.2)	3,339.4

Operating expenses
Direct
Casino	1,907.7	(339.6)	1,568.1
Food and beverage	308.0	(130.2)	177.8
Rooms	114.5	(52.1)	62.4
Property general, administrative and other	987.2	(236.0)	751.2
Depreciation and amortization	300.4	(74.1)	226.3
Write-downs, reserves and recoveries	(108.7)	(27.5)	(136.2)
Project opening costs	10.0	(1.0)	9.0
Corporate expense	61.3	9.0	70.3
Merger and integration costs	22.1	—	22.1
Equity in income of nonconsolidated affiliates	(1.3)	—	(1.3)
Amortization of intangible assets	80.5	(27.6)	52.9

Total operating expenses	3,681.7	(879.1)	2,802.6

Income from operations	760.9	(224.1)	536.8
Interest expense, net of interest capitalized	(935.9)	162.3	(773.6)
Losses on early extinguishment of debt	(211.3)	—	(211.3)
Other income, including interest income	11.5	—	11.5

(Loss)/income before income taxes and minority interests	(374.8)	(61.8)	(436.6)
Income tax benefit/(provision)	101.7	35.4	137.1
Minority interests	1.0	3.1	4.1

(Loss)/income from continuing operations	$(272.1)	$(23.3)	$(295.4)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the financial information of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Successor)

For the Period from January 28, 2008

Through March 31, 2008

(In millions)	Historical Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	Harrah’s Operating (3)	Post-Closing CMBS Transaction(4)	Harrah’s Operating for the Post- Closing CMBS Transaction)
Revenues
Casino	$1,465.7	$(339.6)	$1,126.1	$35.2	$1,161.3
Food and beverage	301.3	(105.7)	195.6	(8.0)	187.6
Rooms	241.5	(86.1)	155.4	(18.4)	137.0
Management fees	12.1	—	12.1	—	12.1
Other	111.8	(134.8)	(23.0)	116.8	93.8
Less: casino promotional allowances	(291.9)	96.6	(195.3)	(13.6)	(208.9)

Net revenues	1,840.5	(569.6)	1,270.9	112.0	1,382.9

Operating expenses
Direct
Casino	776.6	(158.7)	617.9	16.3	634.2
Food and beverage	124.3	(45.1)	79.2	(7.0)	72.2
Rooms	50.4	(18.5)	31.9	(5.8)	26.1
Property general, administrative and other	409.9	(228.0)	181.9	127.7	309.6
Depreciation and amortization	124.2	(33.7)	90.5	2.9	93.4
Write-downs, reserves and recoveries	(158.8)	(8.6)	(167.4)	—	(167.4)
Project opening costs	2.8	(0.5)	2.3	—	2.3
Corporate expense	24.7	22.9	47.6	(6.1)	41.5
Merger and integration costs	17.0	—	17.0	—	17.0
Equity in income of nonconsolidated affiliates	(0.7)	0.4	(0.3)	(0.4)	(0.7)
Amortization of intangible assets	32.3	(9.2)	23.1	(2.4)	20.7

Total operating expenses	1,402.7	(479.0)	923.7	125.2	1,048.9

Income from operations	437.8	(90.6)	347.2	(13.2)	334.0
Interest expense, net of interest capitalized	(467.9)	104.1	(363.8)	(14.8)	(378.6)
Loss on early extinguishment of debt	(211.3)	—	(211.3)	—	(211.3)
Other income, including interest income	7.7	(1.5)	6.2	(2.8)	3.4

Loss before income taxes and minority interests	(233.7)	12.0	(221.7)	(30.8)	(252.5)
Income tax benefit/(loss)	58.1	2.6	60.7	11.2	71.9
Minority interests	1.4	1.3	2.7	—	2.7

Loss from continuing operations	$(174.2)	$15.9	$(158.3)	$(19.6)	$(177.9)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies, South African interests and the CMBS properties, pursuant to the CMBS Spin-Off; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the financial information of HOC.

(4)	Reflects the results of the Post-Closing CMBS spin-off, which is subject to regulatory approval.